UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2004

WFS Financial Inc

(Exact Name of Registrant as Specified in Charter)

California	33-93068	33-0291646

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Pasteur, Irvine, California 92618-3804

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 727-1002

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished herewith:

Exhibit 99.1 – WFS Financial Inc Press Release dated July 21, 2004

Item 9. Regulation FD Disclosure.

The following disclosure information is being furnished under Item 9 – Regulation FD Disclosure of Form 8-K pursuant to Rule 101(e)(1) of Regulation FD:

On July 22, 2004, WFS Financial Inc held a conference call with its parent company Westcorp. In this conference call, guidance was provided as follows:

“We expect our origination growth rate to be slightly lower than our previous guidance. We expect our chargeoff experience to be slightly lower than our previous guidance.”

This Regulation FD information is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Act.

Item 12. Results of Operations and Financial Condition.

On July 21, 2004, WFS Financial Inc issued a press release announcing its results of operations for the quarter ended June 30, 2004. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS FINANCIAL INC,
July 22, 2004	By:	/s/ LEE A. WHATCOTT
Lee A. Whatcott
Senior Executive Vice President, Chief Financial Officer and Chief Operations Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	WFS Financial Inc Press Release dated July 21, 2004